EXHIBIT A


                          Joint Filing Agreement

            In accordance with Rule 13d-1(f) of the Securities Exchange Act of 1934, as amended, each of the parties hereto agrees with the other parties that the statement of Schedule 13D pertaining to certain securities of The Learning Company, Inc. to which this agreement is an exhibit is filed by and on behalf of each such party and that any amendment thereto will be filed on behalf of each such party.

                   SIGNATURES FOR LEE REPORTING PERSONS

                                    THOMAS H. LEE EQUITY FUND III, L.P.

                                    By:   THL Equity Advisors III Limited
                                          Partnership, its General Partner

                                    By:   THL Equity Trust III, its General
                                          Partner


Date:  December 12, 1997            By:/s/ Anthony J. DiNovi
                                       -----------------------------
                                       Name:  Anthony J. DiNovi
                                       Title: Vice President


                                    THOMAS H. LEE FOREIGN FUND III, L.P.

                                    By:   THL Equity Advisors III Limited
                                          Partnership, its General Partner

                                    By:   THL Equity Trust III, its General
                                          Partner


Date:  December 12, 1997            By:/s/ Anthony J. DiNovi
                                       ------------------------------
                                       Name:  Anthony J. DiNovi
                                       Title: Vice President


                                    THL EQUITY ADVISORS III LIMITED
                                     PARTNERSHIP

                                    By:   THL Equity Trust III, its General
                                          Partner


Date:  December 12, 1997            By:/s/ Anthony J. DiNovi
                                       ------------------------------
                                       Name:    Anthony J. DiNovi
                                       Title:   Vice President


                                    THL EQUITY TRUST III


Date:  December 12, 1997            By:/s/ Anthony J. DiNovi
                                       -------------------------------
                                       Name:    Anthony J. DiNovi
                                       Title:   Vice President


                                    THL-CCI LIMITED PARTNERSHIP

                                    By:  THL Investment Management Corp.,
                                          its General Partner


Date:  December 12, 1997            By:/s/ Wendy Masler
                                       ------------------------------
                                       Name:   Wendy Masler
                                       Title:  Vice President


                                    THL INVESTMENT MANAGEMENT CORP.


Date:  December 12, 1997            By:/s/ Wendy Masler
                                       -----------------------------
                                       Name:   Wendy Masler
                                       Title:  Vice President


Date: December 12, 1997             /s/ David V. Harkins
                                    --------------------------------
                                    David V. Harkins


                                    THE 1995 HARKINS GIFT TRUST


Date: December 12, 1997             By:/s/ Sheryll Harkins
                                       -------------------
                                       Name:  Sheryll Harkins
                                       Title: Trustee


                                    MEETINGHOUSE FOUNDATION, INC.

                                    By:  PNC Bank, New England, as Trustee

Date: December 12, 1997             By: /s/ Peter K. Van Winkle
                                       ____________________________________
                                       Name:  Peter K. Van Winkle
                                       Title: Chief Inv. Officer and SVP


Date: December 12, 1997             /s/ Scott A. Schoen
                                    -----------------------------------
                                    Scott A. Schoen


Date: December 12, 1997             /s/ C. Hunter Boll
                                    -----------------------------------
                                    C. Hunter Boll


Date: December 12, 1997             /s/ Scott M. Sperling
                                    -----------------------------------
                                    Scott M. Sperling


Date: December 12, 1997             /s/ Anthony J. DiNovi
                                    ----------------------------------
                                    Anthony J. DiNovi


Date: December 12, 1997             /s/ Thomas M. Hagerty
                                    ----------------------------------
                                    Thomas M. Hagerty


Date: December 12, 1997             /s/ Warren C. Smith, Jr.
                                    ----------------------------------
                                    Warren C. Smith, Jr.


Date: December 12, 1997             /s/ Seth W. Lawry
                                    ----------------------------------
                                    Seth W. Lawry


Date: December 12, 1997             /s/ Joseph J. Incandela
                                     --------------------------------
                                     Joseph J. Incandela


Date: December 12, 1997             /s/ Kent R. Weldon
                                    ---------------------------------
                                    Kent R. Weldon


Date: December 12, 1997             /s/ Terrence M. Mullen
                                    ---------------------------------
                                    Terrence M. Mullen


Date: December 12, 1997             /s/ Todd M. Abbrecht
                                    --------------------------------
                                    Todd M. Abbrecht


Date: December 12, 1997             /s/ Wendy L. Masler
                                    --------------------------------
                                    Wendy L. Masler


Date: December 12, 1997             /s/ Andrew D. Flaster
                                    --------------------------------
                                    Andrew D. Flaster


                                    RESOURCES TRUST CO. FBO ANDREW D. FLASTER


Date: December 12, 1997             By: /s/ Andrew D. Flaster
                                       _____________________________________
                                       Name:  Andrew D. Flaster
                                       Title:


                                    FIRST TRUST CO. FBO KRISTINA A. WATTS


Date: December 12, 1997             By: /s/ Patricia Kenny
                                       __________________________________
                                       Name:  Patricia Kenny
                                       Title: SR. Investment Admin. Analyst


Date: December 12, 1997             /s/ Andrew T. Mulderry
                                    -------------------------------------
                                    Andrew T. Mulderry


Date: December 12, 1997             /s/ George R. Taylor
                                    -------------------------------------
                                    George R. Taylor


Date: December 12, 1997             /s/ Charles W. Robins
                                    -------------------------------------
                                    Charles W. Robins


Date: December 12, 1997             /s/ James Westra
                                    -------------------------------------
                                    James Westra


Date: December 12, 1997             /s/ Charles A. Brizius
                                    -------------------------------------
                                    Charles A. Brizius


Date: December 12, 1997             /s/ Jeffrey B. Kovach
                                    -------------------------------------
                                    Jeffrey B. Kovach


Date: December 12, 1997             /s/ Anjan Mukherjee
                                    -------------------------------------
                                    Anjan Mukherjee


Date: December 12, 1997             /s/ Charles S. Woo
                                    -------------------------------------
                                    Charles S. Woo



                  SIGNATURES FOR BAIN REPORTING PERSONS

                        BAIN CAPITAL FUND V, L.P.

                                    By:   Bain Capital Partners V, L.P.,
                                          as General Partner

                                    By:   Bain Capital Investors V, Inc.,
                                          as General Partner


Date:  December 12, 1997            By:/s/ Mark E. Nunnelly
                                       -----------------------------------
                                       Name:   Mark E. Nunnelly
                                       Title:  Managing Director


                                    BAIN CAPITAL FUND V-B, L.P.

                                    By:   Bain Capital Partners V, L.P.,
                                          as General Partner

                                    By:   Bain Capital Investors V, Inc.,
                                          as General Partner


Date:  December 12, 1997            By:/s/ Mark E. Nunnelly
                                       -----------------------------------
                                      Name:   Mark E. Nunnelly
                                       Title:  Managing Director


                                    BAIN CAPITAL PARTNERS V, L.P.

                                    By:   Bain Capital Investors V, Inc.,
                                          as General Partner

Date:  December 12, 1997            By:/s/ Mark E. Nunnelly
                                       ------------------------------------
                                       Name:    Mark E. Nunnelly
                                       Title:   Managing Director


                                    BAIN CAPITAL INVESTORS V, INC.

Date:  December 12, 1997            By:/s/ Mark E. Nunnelly
                                       ------------------------------------
                                       Name:    Mark E. Nunnelly
                                       Title:   Managing Director



                          BCIP ASSOCIATES, L.P.


Date:  December 12, 1997            By:/s/ Mark E. Nunnelly
                                       ------------------------------------
                                       Name:   Mark E. Nunnelly
                                       Title:  Managing Director



                                    BCIP TRUST ASSOCIATES, L.P.


Date:  December 12, 1997            By:/s/ Mark E. Nunnelly
                                       ------------------------------------
                                       Name:   Mark E. Nunnelly
                                       Title:  Managing Director


Date:  December 12, 1997            /s/ W. Mitt Romney
                                    ---------------------------------------
                                    W. Mitt Romney


Date:  December 12, 1997            /s/ Joshua Bekenstein
                                    ---------------------------------------
                                    Joshua Bekenstein


                                    BROOKSIDE CAPITAL PARTNERS FUND, L.P.


                                    By:  Brookside Capital Partners, L.P., as
                                          General Partner

                                    By:  Brookside Capital Investors, Inc.,
                                          as General Partner


Date:  December 12, 1997            By:/s/ Mark E. Nunnelly
                                       ------------------------------------
                                       Name:   Mark E. Nunnelly
                                       Title:  Managing Director




                                    BROOKSIDE CAPITAL PARTNERS, L.P.


                                    By: Brookside Capital Investors, Inc., as
                                          General Partner


Date:  December 12, 1997            By:/s/ Mark E. Nunnelly
                                       ------------------------------------
                                       Name:   Mark E. Nunnelly
                                       Title:  Managing Director


                                    BROOKSIDE CAPITAL INVESTORS, INC.


Date:  December 12, 1997            By:/s/ Mark E. Nunnelly
                                       ------------------------------------
                                       Name:   Mark E. Nunnelly
                                       Title:  Managing Director




                 SIGNATURES FOR CENTRE REPORTING PERSONS

                                    CENTRE CAPITAL INVESTORS II, L.P.
                                    CENTRE CAPITAL TAX-EXEMPT
                                      INVESTORS II, L.P.
                                    CENTRE CAPITAL OFFSHORE INVESTORS II, L.P.

                                    By:   Centre Partners II, L.P.,
                                          as General Partner

                                    By:   Centre Partners Management LLC,
                                          as Attorney-in-fact


Date:  December 12, 1997            By:/s/ Jonathan H. Kagan
                                       -------------------------------------
                                       Name:   Jonathan H. Kagan
                                       Title:  Managing Director


                                    STATE BOARD OF ADMINISTRATION OF FLORIDA

                                    By:   Centre Parallel Management Partners,
                                          L.P., as Manager

                                    By:   Centre Partners Management LLC,
                                          as Attorney-in-fact


Date:  December 12, 1997            By:/s/ Jonathan H. Kagan
                                       -------------------------------------
                                       Name:   Jonathan H. Kagan
                                       Title:  Managing Director


                                    CENTRE PARALLEL MANAGEMENT PARTNERS, L.P.
                                    CENTRE PARTNERS COINVESTMENT, L.P.

                                    By:   Centre Partners II LLC,
                                          as General Partner


Date:  December 12, 1997            By:/s/ Jonathan H. Kagan
                                       -------------------------------------
                                       Name:   Jonathan H. Kagan
                                       Title:  Managing Director



                                    CENTRE PARTNERS II, L.P.

                                    By:   Centre Partners Management LLC,
                                          as Attorney-in-fact


Date:  December 12, 1997            By:/s/ Jonathan H. Kagan
                                       -------------------------------------
                                       Name:    Jonathan H. Kagan
                                       Title:   Managing Director



                                    CENTRE PARTNERS II LLC


Date:  December 12, 1997            By:/s/ Jonathan H. Kagan
                                       -------------------------------------
                                       Name:    Jonathan H. Kagan
                                       Title:   Managing Director


                                    CENTRE PARTNERS MANAGEMENT LLC


Date:  December 12, 1997            By:/s/ Jonathan H. Kagan
                                       -------------------------------------
                                       Name:    Jonathan H. Kagan
                                       Title:   Managing Director